UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 23, 2003


                            1st State Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        Virginia                      0-25859                   56-2130744
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(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)



445 S. Main Street, Burlington, North Carolina                   27215
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(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (336) 227-8861


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibit is filed herewith:


          Exhibit 99      Press Release dated July 22, 2003


ITEM 9.  REGULATION FD DISCLOSURE
---------------------------------

     On July 22, 2003, 1st State Bancorp, Inc. issued a press release announcing its unaudited financial results for the quarter and nine months ended June 30, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 1ST STATE BANCORP, INC.



Date:    July 23, 2003           By: /s/ James C. McGill
                                     ----------------------------------------
                                     James C. McGill
                                     President and Chief Executive Officer